UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2024

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As indicated in Item 5.02 hereof, on August 28, 2024, Barry Goldstein, Executive Chairman of the Board of Kingstone Companies, Inc. (the “Company”), advised the Company that, effective as of September 10, 2024, he will retire.  Accordingly, effective on such date, the Third Amended and Restated Employment Agreement, effective as of January 1, 2023, between the Company and Mr. Goldstein, as amended, will terminate.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 28, 2024, Mr. Goldstein notified the Company that he will be retiring and resigning from his position as Executive Chairman of the Board effective as of September 10, 2024.

On August 28, 2024, in connection with the retirement of Mr. Goldstein as the Company’s Executive Chairman of the Board, the Board of Directors of the Company (the “Board”) approved the appointment of Thomas Newgarden, a director of the Company, as Non-Executive Chairman of the Board, to be effective as of September 10, 2024. In consideration of Mr. Newgarden’s services as Non-Executive Chairman of the Board, he will be entitled to receive $125,000 per annum.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2024, the Board approved and adopted an amendment to the By-Laws of the Company (the “Amendment”) with regard to the duties and responsibilities of the Chairman of the Board and the President of the Company. The text of the Amendment is attached to this Current Report as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On August 29, 2024, the Company issued a press release (the “Press Release”) announcing the retirement of Mr. Goldstein and the appointment of Mr. Newgarden as Non-Executive Chairman of the Board of the Company.  A copy of the Press Release is furnished as Exhibit 99.1.
The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to By-Laws of the Company, effective as of August 28, 2024.

99.1	Press release, dated August 29, 2024, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 29, 2024	By:	/s/ Meryl Golden
Meryl Golden
President and CEO